Securities And Exchange Commission
                               Washington, D.C. 20549
                                   ------------

                                     Form 8-K

                                   CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 27, 2001
                                                (FEBRUARY 24, 2001)

                         WATSON WYATT & COMPANY HOLDINGS
               (Exact name of registrant as specified in its charter)

         Delaware                    001-16159                 52-2211537
        (State or other             (Commission             (I.R.S. Employer
      jurisdiction of                   File               Identification No.)
     incorporation or                  Number)
       organization)

                                 1717 H Street NW
                             Washington, DC 20006-3900
             (Address of principal executive offices, including zip code)
                                  (202) 715-7000
                  (Registrant's telephone number, including area code)


           (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events
---------------------

FOR IMMEDIATE RELEASE
---------------------

WATSON WYATT & COMPANY HOLDINGS' STATEMENT ON CONNECTICUT CARPENTERS LAWSUIT

WASHINGTON, DC, FEBRUARY 27, 2001 -- In a case previously reported in the SEC filings of Watson Wyatt & Company Holdings (NYSE: WW), a jury on Friday returned a verdict in favor of the Connecticut Carpenters Pension Fund in a lawsuit brought against Watson Wyatt & Company in connection with actuarial work performed by a former employee. Watson Wyatt had discovered errors in the actuary's estimation of the Fund's liabilities during the early to mid-1990s and had promptly reported them to the client along with recommendations for dealing with the consequences of the corrected estimates. At trial, the jury awarded $32 million in damages to the Fund. Watson Wyatt vigorously disputed the amount of the damage claim, and is considering an appeal. Watson Wyatt carries professional liability insurance to cover such a loss and believes there will be no financial impact as a result of the case.

Statements in this press release regarding projections and expectations of future earnings, revenues, operations, business trends and other such items are forward-looking statements. A number of risks and uncertainties exist which could cause actual results to differ materially from the results reflected in these forward-looking statements. Such factors include, but are not limited to our continued ability to recruit and retain highly qualified associates, outcomes of litigation, no significant decrease in the demand for the consulting services we offer and other factors discussed under "risk factors" in our prospectus dated October 11, 2000, which is on file with the Securities and Exchange Commission. These statements are based on assumptions that may not come true. All forward-looking disclosure is speculative by its nature. The Company undertakes no obligation to update any of the forward-looking information included in this release, whether as a result of new information, future events, changed expectations or otherwise. The inclusion of any statement in this release does not constitute an admission by Watson Wyatt & Company Holdings or any other person that the events or circumstances described in such statement are material.


                          FOR:           WATSON WYATT & COMPANY HOLDINGS

                          APPROVED BY:   Carl Mautz
                                         Vice President/Chief Financial Officer
                                         Watson Wyatt
                                         (202) 715-7056


                          CONTACT:       Betsy Brod/Karen Pagonis
                                         Media: Brian Maddox
                                         Morgen-Walke Associates, Inc.
                                         (212) 850-5600

Signatures


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Watson Wyatt & Company Holdings
(Registrant)




Date: February 27, 2001                          BY: /s/ Walter W. Bardenwerper
-----------------------                              --------------------------
                                                     Walter W. Bardenwerper
                                                     Vice President, General
                                                     Counsel and Secretary